EXHIBIT 10(iii)(A)(11)

                                                        AWARD NUMBER


                               7-ELEVEN, INC.
                          1995 Stock Incentive Plan
                            2000 Award Agreement

                  GRANT OF NONQUALIFIED STOCK OPTION (NQSO)
                  -----------------------------------------

7-Eleven, Inc. (the "Company") hereby grants to, SSN # (the "Participant") as of May 23, 2000 (the "Date of Grant"), pursuant to the 1995 Stock
Incentive Plan (the "Plan"), a stock option subject to the Plan and upon the terms and conditions set forth below. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan.

1.     GRANT OF OPTION

Subject to the terms and conditions hereinafter set forth, the Company, with the approval and direction of the Committee, grants to the Participant, as of the Date of Grant, an option to purchase up to shares of Common Stock at a price equal to the Fair Market Value of the Common Stock on the Award Date
(as such term is defined in paragraph 19 below). Such option is hereinafter referred to as the "Option"and the shares of stock purchasable upon exercise of the Option are hereinafter referred to as the "Option Shares." This Option is a Nonqualified Stock Option, and as such is not intended by the parties hereto to be an Incentive Stock Option (as such term is defined under the Code).

2.     EXERCISABILITY OF OPTION

Subject to such further limitations as are provided herein, the Option shall become exercisable in five (5) installments, the Participant having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

(a) on and after the first anniversary of the Date of Grant, up to one-fifth (ignoring fractional shares) of the total number of Option Shares;

(b) on and after the second anniversary of the Date of Grant, up to an additional one-fifth (ignoring fractional shares) of the total number of Option Shares;

(c) on and after the third anniversary of the Date of Grant, up to an additional one-fifth (ignoring fractional shares) of the total number of Option Shares;

(d) on and after the fourth anniversary of the Date of Grant, up to an additional one-fifth (ignoring fractional shares) of the total number of Option Shares; and

(e) on and after the fifth anniversary of the Date of Grant, the remaining Option Shares.





                              Tab 3


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3.     PERFORMANCE ACCELERATED VESTING

After the first anniversary of the Date of Grant, an additional one-fifth (ignoring fractional shares) of the total number of Option Shares shall become exercisable on and after each of the following events:

(a) on and after the twentieth consecutive trading day that the Closing Price is equal to or greater than $20.00;

(b) on and after the twentieth consecutive trading day that the Closing Price is equal to or greater than $25.00;

(c) on and after the twentieth consecutive trading day that the Closing Price is equal to or greater than $32.50; and

(d) on and after the twentieth consecutive trading day that the Closing Price is equal to or greater than $40.00.

4.     TERMINATION OF OPTION

(a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Option Term"); provided, however, if a Participant's employment with the Company terminates for any reason other than those described in the following paragraphs (b) through (h) of this Section 4, then the exercisable portion of any Option held by such Participant shall remain exercisable for a period equal to the lesser of (1) the remainder of the Option Term or (2) the date which is 60 days after the date of Participant's termination of employment.

(b) If the Participant has an exercisable Option (in whole or in part) as of the date of the Participant's voluntary termination of employment with the Company, whether voluntary or involuntary, for any reason other than those described in the following paragraphs (b) through (h) of this Section 4, then the exercisable portion of such Option shall remain exercisable for a period equal to the lesser of (1) the remainder of the Option Term or (2) the date which is 60 days after the date of Participant's termination of employment.

(c) Upon termination of the Participant's employment with the Company by reason of Normal Retirement, the Option shall become immediately one hundred percent (100%) vested, and the Participant shall have until the expiration of the Option Term to exercise the Option.

(d) Upon termination of the Participant's employment with the Company by reason of Early Retirement or Disability, any portion of the Option that is not yet vested shall continue to vest and to be exercisable in accordance with the provisions of Sections 2 and 3 of this Award Agreement and, once vested, the Option shall remain exercisable until the expiration of the Option Term unless, prior thereto, the Participant reaches age 65, at which time all remaining Options shall vest.

(e) Upon termination of the Participant's employment with the Company by reason of Divestiture, any portion of the Option that as of the date of termination is not yet exercisable shall become null and void as of the date of termination and the portion, if any, of the Option that is exercisable as of the date of termination shall remain exercisable for a period equal to the lesser of (1) the remainder of the Option Term or (2) the date which is one year after the date of termination.







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(f) In the event of death of the Participant, regardless whether the
Participant had previously retired (either Early Retirement or Normal Retirement) or was Disabled at the time of death, the Option shall become immediately one hundred percent (100%) vested and the Participant's Designated Beneficiary shall have twelve (12) months following the Participant's death during which to exercise the Option.

(g) A transfer of the Participant's employment between the Company and any Subsidiary of the Company, shall not be deemed to be a termination of the Participant's employment.

     (h) Notwithstanding any other provisions set forth herein or in the Plan , if the Participant shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any Subsidiary of the Company, (ii) breach any covenant not to compete, or employment contract with the Company or any Subsidiary of the Company, or (iii) engage in conduct that would warrant the Participant's discharge for cause (excluding general dissatisfaction with the performance of the Participant's duties, but including any act of disloyalty or any conduct clearly discrediting the Company or any Subsidiary or Affiliate of the Company), any unexercised portion of the Option shall immediately terminate and be void.

5.     EXERCISE OF OPTION

(a) The Participant may exercise the Option from time to time with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Company's Director of Compensation and Benefits written notice of the intent to exercise or by complying with such other procedures as may be established by the Company's Director of Compensation and Benefits and communicated to the Participant. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised, the Award Number (as indicated on the first page of the applicable Award Agreement), and the date of the exercise thereof (the "Exercise Date"), which date shall be within five days after the giving of such notice.

(b) On or before the Exercise Date, the Participant shall pay the full amount of the purchase price for the Option Shares in cash (U.S. dollars) or through the surrender of previously acquired shares of Stock valued at their Fair Market Value on the Exercise Date. In addition, to the extent permitted by applicable law, the Participant may arrange with a brokerage firm for that brokerage firm, on behalf of the Participant, to pay the Company the Exercise Price of the Option being exercised (either as a loan to the Participant or from the proceeds of the sale of Stock issued pursuant to that exercise of the Option), and the Company shall promptly cause the exercised shares to be delivered to the brokerage firm. Such transactions shall be effected in accordance with such further procedures as the Committee may establish from time to time.

     On the Exercise Date or as soon thereafter as is practicable, the Company shall cause to be delivered to the Participant, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. The obligation of the Company to deliver Option
Shares shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or such other securities trading system or market or






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under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of the Option Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

 (c) If the Participant fails to pay for any of the Option Shares specified in such notice or to pay any applicable withholding tax relating thereto or fails to accept delivery of the Option Shares, the Participant's right to purchase such Option Shares may be terminated by the Committee.

6.  FAIR MARKET VALUE

     As used herein, the "Fair Market Value"of a share of Stock shall be the Closing Price per share of Stock on The Nasdaq Stock Market, or such other securities trading system or exchange which is the primary market on which the Stock may then be listed or traded on the date in question, or if the Stock has not been traded on such date, the Closing Price on the first day prior thereto on which the Stock was so traded.

7.  NO RIGHTS OF SHAREHOLDERS

Neither the Participant nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

8.  NON-TRANSFERABILITY OF OPTION

During the Participant's lifetime, the Option shall be exercisable only by the Participant or any guardian or legal representative of the Participant, and the Option shall not be transferable except, in case of the death of the Participant, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Participant to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein , or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Participant and it shall thereupon become null and void. Notwithstanding the above, in the discretion of the Committee, Options may be transferable pursuant to a QDRO.

9.     RESTRICTIONS ON TRANSFER FOLLOWING EXERCISE

(a) Thirty percent (30%) of the Option Shares (the "Restricted Option Shares") acquired upon exercise of the Option shall be delivered to Participant via a stock certificate bearing a legend restricting the transfer or sale of such Option Shares for a period of 24 months following the Exercise Date. Seventy percent (70%) of the Option Shares acquired upon exercise of the Option shall not be subject to any restriction against the transfer or sale of such Option Shares by the Participant.

(b) If the Participant's employment with the Company is voluntarily terminated within the 24-month period following the Exercise Date (other than due to Early Retirement or Normal Retirement) or is terminated due to cause, the Company may repurchase the Restricted Option Shares at the Exercise Price paid by the Participant. If the Company elects not to purchase such Restricted Option Shares, the Participant shall continue to hold such Shares subject to the restrictions thereon.

     (c) Upon a termination of employment as a result of death, Disability, Divestiture, Early Retirement or Normal Retirement, any Restricted Option Shares then held by a Participant or a Participant's Designated Beneficiary shall be released from, and no Option Shares acquired after the date of termination shall be subject to, the restrictions on transfer or sale set forth in paragraph 9(a) above. Promptly after the date of any such termination, upon receipt of certificates representing any Restricted Option Shares, the Company shall exchange any such certificates for certificates representing such Shares free of any restrictive legend relating to the lapsed restrictions.

10.  WITHHOLDING TAX REQUIREMENTS

     Following receipt of each notice of exercise of the Option, the Company shall deliver to Participant a notice specifying the amount that Participant is required to pay to satisfy applicable tax withholding requirements. Participant hereby agrees to either (i) deliver to the Company by the due date specified in such notice from the Company a check payable to the Company and equal to the amount set forth in such notice or (ii) make other appropriate arrangements acceptable to the Company to satisfy such tax withholding requirements.

11.  NO RIGHT TO EMPLOYMENT

Neither the granting of the Option nor its exercise shall be construed as granting to the Participant any right with respect to continued employment with the Company.

12. CHANGE IN CONTROL

The Committee shall, in its sole discretion, have the right to accelerate the vesting of any Option and to release any restrictions on the Restricted Option Shares, in the event of a Change in Control.

13.  ADJUSTMENT OF AWARDS

Subject to paragraph 17, the terms of this Option and the number of Option Shares purchasable hereunder shall be subject to adjustment pursuant to Sections 5(c) through (h) of the Plan.

14.  AMENDMENT OF OPTION

The Option may be amended by the Committee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any additions to or changes in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), in the latter case with the consent of the Participant.






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15.  NOTICE

Any notice to the Company provided for in this Award Agreement shall be in writing and addressed to the Company in care of the Company's Director of Compensation and Benefits, and any notice to the Participant shall be in writing and addressed to the Participant at the Participant's current address shown on the records of the Company or such other address as the Participant may submit to the Company in writing. Any notice shall be deemed to be duly given if and when properly addressed with postage prepaid, or if personally delivered to the addressee or, in the case of notice to the Company, if sent via telecopy to the facsimile machine of the Director of Compensation and Benefits at such telephone number as may be published in the Company's published telephone directory.

16.  INCORPORATION OF PLAN BY REFERENCE

The Option is granted pursuant to the terms of the Plan, which terms are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Award Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. In the event of a conflict between the terms of this Award Agreement and the Plan, the terms of the Plan shall control; provided that the terms of paragraph 17 shall control and govern Participant's rights under Section 5(c) and 5(e) of the Plan.

17.  OTHER TERMS

PARTICIPANT HEREBY ACKNOWLEDGES THAT (I) THE GRANT OF THE OPTION IN RESPECT OF ------ OPTION SHARES REFLECTS AN EARLY AWARD OF STOCK OPTIONS THAT THE PARTICIPANT WOULD OTHERWISE BE ELIGIBLE TO RECEIVE IN OCTOBER OR NOVEMBER OF 2000, (II) THE GRANT OF THE OPTION IN RESPECT OF ----- OPTION SHARES
REFLECTS AN EXTRAORDINARY ONE-TIME AWARD THAT WILL NOT SERVE AS THE BASIS OF DETERMINING THE AMOUNT OF ANY FUTURE AWARDS OF STOCK OPTIONS OR OTHER AWARDS TO THE PARTICIPATION AND (III) SECTION 5(C) OF THE PLAN PROVIDES FOR AN ADJUSTMENT TO ALL STOCK OPTIONS AND OTHER AWARDS GRANTED TO THE PARTICIPANT PURSUANT TO THE PLAN IN THE EVENT THE COMPANY INCREASES THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK BY VIRTUE OF ANY PUBLIC OR PRIVATE OFFERING OR THE ISSUANCE BY THE COMPANY OF DEBT, EQUITY OR OTHER INSTRUMENTS THAT ARE CONVERTIBLE TO COMMON STOCK, SUCH THAT AN ADJUSTMENT IS REQUIRED IN ORDER TO PRESERVE THE BENEFITS OR POTENTIAL BENEFITS INTENDED TO BE MADE AVAILABLE UNDER THE PLAN (A "5(C) ADJUSTMENT") AND (IV) SECTION 5(E) OF THE PLAN PROVIDES FOR AN ADJUSTMENT TO ALL STOCK OPTIONS AND OTHER AWARDS GRANTED TO THE PARTICIPANT PURSUANT TO THE PLAN IN THE EVENT THE COMPANY SHOULD IMPLEMENT ANY STOCK DIVIDEND, CASH DIVIDEND, RECAPITALIZATION, REORGANIZATION, MERGER, CONSOLIDATION, SPLIT-UP, SPIN-OFF; COMBINATION, EXCHANGE OF SHARES, WARRANTS, OR RIGHTS OFFERING TO PURCHASE COMMON STOCK, OR OTHER SIMILAR CORPORATE EVENT, NOT CONTEMPLATED IN SECTION 5(C) OR (D) OF THE
 PLAN, THAT AFFECTS THE COMMON STOCK SUCH THAT AN ADJUSTMENT IS DEEMED APPROPRIATE IN ORDER TO PRESERVE THE BENEFITS OR POTENTIAL BENEFITS INTENDED TO BE MADE AVAILABLE UNDER THE PLAN (A "5(C) ADJUSTMENT"). IN RESPECT TO
ANY 5(C) ADJUSTMENT AND 5(E) ADJUSTMENT, THE PARTICIPANT HEREBY AGREES AS
FOLLOWS:

(a) THE PARTICIPANT HEREBY RELEASES ANY AND ALL RIGHTS THAT THE PARTICIPANT MAY NOW OR HEREAFTER HAVE UNDER THE PLAN, THE OPTION, ALL STOCK OPTIONS AND OTHER AWARDS PREVIOUSLY OR HEREAFTER GRANTED TO THE PARTICIPANT UNDER THE PLAN TO RECEIVE A 5(C) ADJUSTMENT.





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(b)     THE COMMITTEE SHALL HAVE THE SOLE AND ABSOLUTE DISCRETION, POWER AND
AUTHORITY TO DETERMINE WHETHER A 5(E) ADJUSTMENT SHALL BE MADE UNDER THE PLAN AND, IF A 5(E) ADJUSTMENT IS TO BE MADE, THE TIMING, TERMS AND CONDITIONS OF ANY SUCH 5(E) ADJUSTMENT, WITH RESPECT TO THE OPTION AND ALL STOCK OPTIONS
AND OTHER AWARDS PREVIOUSLY OR HEREAFTER GRANTED TO PARTICIPANT UNDER THE PLAN.

(c) THE TERMS AND PROVISIONS OF THIS SECTION 17 SHALL CONSTITUTE AN AMENDMENT TO ANY AND ALL STOCK OPTIONS AND OTHER AWARDS PREVIOUSLY GRANTED TO
 PARTICIPANT UNDER THE PLAN.

18.  GOVERNING LAW

The validity, construction, interpretation and effect of this Award Agreement shall exclusively be governed by and determined in accordance with the law of the State of Texas, except to the extent preempted by federal law, which shall to that extent govern.

19.  EXPIRATION

In the event that the Participant should fail to execute and deliver this Option to Cathy Emig (Director, Compensation and Benefits, 7-Eleven, Inc.), on or before 5 p.m. (Central Time) on May 23, 2000 (the "Award Date"), then this Option shall become null and void without any further action on the part of the Company.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Grant of Nonqualified Stock Option, and the Participant has placed his or her signature hereon, effective as of the Date of Grant.

7-ELEVEN, INC.

By:
    -------------------------------
Bryan F. Smith, Jr.
Senior Vice President
and General Counsel


ACCEPTED AND AGREED TO:

By:
    ----------------------------------
     Participant:
     Participant's Social Security Number: